UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

HELEN OF TROY LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-14669 (Commission File Number)	74-2692550 (IRS Employer Identification No.)

Clarendon House
Church Street
Hamilton, Bermuda
(Business Address of Registrant)

One Helen of Troy Plaza
El Paso, Texas 79912
(United States Mailing Address of Registrant)

Registrant’s telephone number, including area code: (915) 225-8000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Acquisition Agreement
Press Release
Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

On April 30, 2004, Helen of Troy Limited (the “Company”) filed a Form 8-K attaching, among other things, its press release as Exhibit 99.2, announcing that it had sold its 55% ownership interest in Tactica International, Inc. (“Tactica”) to the current operating management of Tactica and announcing a revision to the Company’s fourth quarter and full year guidance for the period ended February 29, 2004. This amendment corrects the Form 8-K, which should have been furnished under Item 12.

Item 5. Other Events and Required FD Disclosure.

On April 30, 2004, the Company announced that it had entered into an Acquisition Agreement, dated April 29, 2004 (the “Acquisition Agreement”), with World Kitchen (GHC), LLC, WKI Holding Company, Inc., World Kitchen, Inc. (collectively, “World Kitchen”), and Helen of Troy Limited (Barbados) (“HoT Barbados”) pursuant to which HoT Barbados will purchase certain of the assets of World Kitchen’s OXO International division (the “Business”) and assume certain of the liabilities relating to the Business for an aggregate purchase price of $275 million, subject to adjustment based on the inventory of the Business on the closing date. The Company will guarantee HoT Barbados’ obligations under the Acquisition Agreement. A copy of the Company’s press release announcing this transaction and the signing of the Acquisition Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to Exhibits 2.1 and 99.1 attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
2.1	Acquisition Agreement, dated April 29, 2004, by and among World Kitchen (GHC), LLC, WKI Holding Company, Inc., World Kitchen, Inc., Helen of Troy Limited (Barbados), and Helen of Troy Limited (Bermuda).

99.1	Press Release, dated April 30, 2004.

Item 12. Results of Operations and Financial Condition.

On April 30, 2004, the Company issued a press release announcing a revision to the Company’s fourth quarter and full year guidance for the period ended February 29, 2004. A copy of the press release is furnished with this Form 8-K/A as Exhibit 99.2.

The information in this Item 12 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELEN OF TROY LIMITED
Date: May 7, 2004	By:	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Acquisition Agreement, dated April 29, 2004, by and among World Kitchen (GHC), LLC, WKI Holding Company, Inc., World Kitchen, Inc., Helen of Troy Limited (Barbados), and Helen of Troy Limited (Bermuda).

99.1	Press Release, dated April 30, 2004.

99.2	Press Release, dated April 30, 2004.